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                                                                     EXHIBIT 21
            SUBSIDIARIES OF THE REGISTRANT AS OF DECEMBER 31, 1997


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Registrant:
  CHRYSLER CORPORATION (DELAWARE) (AUTOMOTIVE)

Chrysler Corporation subsidiaries (excluding Chrysler Financial Corporation)
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(in connection with the companies named, all voting securities are owned,
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directly or indirectly by the Registrant, except where otherwise indicated):
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   American Motors Pan American Corporation (Delaware)(Automotive)
   Automotive Financial Services, Inc. (Michigan)(Financial Services)
   Chrysler Canada Ltd. (Canada)(Automotive)
      American Motors (Canada) Inc. (Canada)(Automotive)
      Bramco Satellite, Inc. (Canada)(Automotive)
   Chrysler Corporation Fund (Michigan)(Non-profit, Charitable)
   Chrysler Foreign Sales Corporation (U.S. Virgin Islands)(Automotive)
   Chrysler Institute of Engineering (Michigan)(Automotive Training)
   Chrysler International Corporation (Delaware)(Automotive)
      Automotive Exporters Inc. (Delaware)(Automotive)
         Compania Importadora, S.A. (Argentina)(Automotive)
      Chrysler Argentina S.A.(99.9% owned by Chrysler International Corporation) (Argentina)(Automotive)
      Chrysler Asia-Pacific Pte. Ltd. (Singapore)(Automotive)
      Chrysler Australia Pty. Ltd. (Australia)(Automotive)
      Chrysler Austria Gesellschaft m.b.H. (Austria)(Automotive)
         AC Austro Car Handelsgesellschaft m.b.H. (Austria)(Automotive)
         Eurostar Automobilwerk Gesellschaft m.b.H. (50.01% owned by Chrysler
            Austria Ges.m.b.H)(Austria)(Automotive)
         Eurostar Automobilwerk Gesellschaft m.b.H. & Co. KG (50.01% owned by
            Chrysler Austria Ges.m.b.H)(Austria)(Automotive)
      Chrysler Automobilvertrieb G.m.b.H. (Germany)(Automotive)
        Chrysler Imports Deutschland G.m.b.H (Germany)(Automotive)
            American Auto Handels G.m.b.H (Germany)(Automotive)
            Autohaus Havelstrasse G.m.b.H (Germany)(Automotive)
            Autohaus Bieber G.m.b.H (Germany)(Automotive)(26% owned by Chrysler
              Import Deutschland G.m.b.H)
            becker auto-technic G.m.b.H (Germany)(Automotive)
            CID Kredietbank G.m.b.H (Germany)(Financial Services)
            CID Leasing G.m.b.H (Germany)(Leasing)
            CID Software G.m.b.H (Germany)(EDP Services)
            CID VERSICHERUNGSDIENST G.m.b.H (Germany)(Insurance)
      Chrysler Automotive Services G.m.b.H (Germany)(Automotive)
      Chrysler Belgium Luxembourg S.P.R.L. (99% owned by Chrysler International
         Corporation and 1% by Chrysler Management Services G.m.b.H)(Belgium) (Automotive)
         Chrysler Import Belgium S.P.R.L (Belgium)(Automotive)
      Chrysler Chile Importadora, L.L.C. (75% owned by Chrysler International
         Corporation and 25% owned by Chrysler International Limited, L.L.C.) (Chile)(Automotive)
      Chrysler de Venezuela, L.L.C. (90% owned by Chrysler International
         Corporation and 10% owned by Chrysler International Services, S.A.) (Delaware)(Automotive)
      Chrysler Egypt Limited (90% owned by Chrysler International
         Corporation and 10% owned by Chrysler International Services, S.A.)
         (Egypt)(Automotive)
      Chrysler Europe S.A. (99.9% owned by Chrysler International
         Corporation and 0.1% owned by Chrysler International Services,
         S.A.)(Belgium (Automotive)
      Chrysler Finland Oy (Finland)(Automotive)(98% owned by Chrysler
         International Corporation and 2% owned by Chrysler Management
         Services G.m.b.H.)
      Chrysler France SAS (99% owned by Chrysler International Corporation and 1% owned by Chrysler International Services, S.A.)(France)
         (Automotive)
      Chrysler International Limited, LLC (Delaware)(Automotive)
      Chrysler Italia S.R.L. (Italy)(Automotive)
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                                                      EXHIBIT 21 -- CONTINUED

            SUBSIDIARIES OF THE REGISTRANT AS OF DECEMBER 31, 1997

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     Chrysler Japan Sales Limited (70% owned by Chrysler International
       Corporation)(Japan)(Automotive)
     Chrysler Korea Sales Limited (Korea)(Automotive)
     Chrysler Management Services G.m.b.H. (Austria)(Automotive)
     Chrysler Nederland B.V. (Netherlands)(Automotive)
       Chrysler Import Holland BV (Netherlands)(Automotive)
       Public Warehouse Europe BV (Netherlands)(Automotive)
     Chrysler Sales & Services (Thailand) Ltd. (99.9% owned by Chrysler
       International Corporation) (Thailand)(Automotive)
     Chrysler Taiwan Co., Ltd. (Taiwan)(Automotive)
     International Motors & Management S.A.M. (75% owned by Chrysler
       International Corporation and 25% by Chrysler Corporation)(Monaco)(Holding Company)
   Chrysler International S.A. (Switzerland)(Automotive)
     Chrysler Engineering S.A. (Switzerland)(Automotive)
     CISA Financial Services S.A. (Switzerland)(Automotive)
   Chrysler International Services, S.A. (Delaware)(Automotive)
     Chrysler do Brasil Ltda. (89% owned by Chrysler International
       Services, S.A., 1% owned by Chrysler International
       Corporation and 10% owned by Chrysler Corporation)
       (Brazil)(Automotive)
     Chrysler Technologies Middle East Ltd.(Delaware)(Holding Company) Chrysler Mauritius International Company (Mauritius)(Holding Company) Chrysler Motors Corporation (Delaware)(Automotive)
   Chrysler Motors de Venezuela, S.A. (Venezuela)(Automotive)
     Ensambladora Carabobo, C.A. (Venezuela)(Automotive)
     Jeep Caracas, S.A. (Venezuela)(Automotive)
   Chrysler Overseas Trading Co., Ltd. (United Kingdom)(Automotive)
   Chrysler Service Contracts, Inc. (Delaware)(Automotive)
   Chrysler Pentastar Aviation, Inc. (Delaware)(Commercial Aviation)
   Chrysler Transport, Inc. (Delaware)(Automotive)
   Dealer Capital, Inc. (Delaware)(Financial Services)
   Grupo Chrysler de Mexico, S.A. de C.V. (96.65% owned by Chrysler
     Corporation and 3.35% owned by Chrysler Financial Corporation) (Mexico)(Holding Company)
     Chrysler Comercial S.A. de C.V. (Mexico)(Financial Services)
     Chrysler de Mexico S.A. (99.99% owned by Grupo Chrysler de Mexico,
       S.A. de C.V.)(Mexico)(Automotive)
       Aire y Temperatura S.A. (Mexico)(Air Conditioning)
       Fundacion Chrysler Mexico, IAP (Mexico)(Non-Profit Charitable
         Foundation)
       Inmuebles Chrysler de Mexico, S.A. de C.V.(98% owned by Chrysler de Mexico, S.A.; 2% owned by Grupo Chrysler de Mexico, S.A. de C.V.) (Mexico)(Realty Company)
   Jeep Australia Pty. Ltd. (Australia)(Automotive)
   Jeep of Canada Limited (Canada)(Automotive)
   New Venture Gear, Inc. (64% owned)(Delaware)(Automotive)

OTHER CHRYSLER CORPORATION SUBSIDIARIES (INCLUDING CHRYSLER FINANCIAL CORPORATION)
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   CHRYSLER FINANCIAL CORPORATION (MICHIGAN)(FINANCIAL SERVICES)
     Advanced Leasing Services Number 3, Inc. (Delaware)(Financial Services) American Auto Receivables Company (Delaware)(Financial Services)
     Auto Receivables Corporation (Canada)(Financial Services)
     Chrysler Auto Receivables Company (Delaware)(Financial Services)
     Chrysler Capital Corporation (Delaware)(Financial Services)
       Adelaide FSC, Ltd. (U.S. Virgin Islands)(Financial Services)
       Alice Springs, Ltd. (U.S. Virgin Islands)(Financial Services)
       Artesia Turbine Cogeneration Corporation (Delaware)(Financial Services) Baltimore Compost I Corp. (Delaware)(Financial Services)
       Baltimore Compost II Corp. (Delaware)(Financial Services)
       Cara FSC, Ltd. (U.S. Virgin Islands)(Financial Services)
       CC Funding Corporation (Delaware)(Financial Services)
       Chrysler Asset Management Corporation (Delaware)(Financial Services)
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                                                        EXHIBIT 21 -- CONTINUED

             SUBSIDIARIES OF THE REGISTRANT AS OF DECEMBER 31, 1997


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  Lauren 90 Corporation (Delaware)(Financial Services)
   Lauren Shipping Partners, LP (Singapore)(Financial Services)
     Lauren Shipping Corporation Pte. Ltd. (Singapore)(Financial Services) Laurissa 85 Corporation (Delaware)(Financial Services)
   Laurissa Shipping Partners, LP (Singapore)(Financial Services)
     Laurissa Shipping Corporation Pte. Ltd. (Singapore)(Financial Services) Marine Asset Management Corporation (Delaware)(Financial Services)
Chrysler Capital Financing Corporation (Delaware)(Financial Services)
Chrysler Capital Fund Management Corporation (Delaware)(Financial Services) Chrysler Capital Funding Corporation (Delaware)(Financial Services)
Chrysler Capital Investment Services, Inc. (Delaware)(Financial Services) Chrysler Capital Public Finance Corp. (Delaware)(Financial Services)
Chrysler Capital Realty, Inc. (Delaware)(Real Estate Holding Company)
  Chrysler Glenview Corporation (Delaware)(Financial Services)
Chrysler Capital Transportation Services, Inc. (Delaware)(Financial Services) Chrysler Concord Corporation (Delaware)(Financial Services)
Chrysler Natural Resources Development Corporation (Delaware)(Financial Services) Chrysler Rail Transportation Corporation (Delaware)(Financial Services)
Chrysler RRPF (UK) Limited (United Kingdom)(Financial Services)
CLG Media, Inc. (Delaware)(Financial Services)
  CLG Media of Jackson, Inc. (Delaware)(Financial Services)
Conemaugh Hydroelectric Projects, Inc. (Delaware)(Financial Services)
Cross Lane Properties, Inc. (Delaware)(Financial Services)
Emily FSC, Ltd. (U.S. Virgin Islands)(Financial Services)
EPC Corporation (Delaware)(Financial Services)
Fourfold Cogeneration Corporation (Delaware)(Financial Services)
FPB California Cogeneration Corporation (Delaware)(Financial Services)
Fresno Biomass Power Corporation (Delaware)(Financial Services)
Hacogen Corporation (Delaware)(Financial Services)
Harper Lake Solar IX Corporation (Delaware)(Financial Services)
  Harper Lake IX, L.P. (Delaware)(Financial Services)
Hartford Turbine Cogeneration Corporation (Delaware)(Financial Services)
HCCF Corporation (Delaware)(Financial Services)
HLLSLC Corporation (Delaware)(Financial Services)
HLSP IX, Inc. (Delaware)(Financial Services)
Jasmin EOR Cogeneration Corporation (Delaware)(Financial Services)
Klair, Ltd. (Delaware)(Financial Services)
  Pasir Puteh Ltd. (U.S. Virgin Islands)(Financial Services)
Marisa, Inc. (Delaware)(Financial Services)
Mathilda FSC, Ltd. (U.S. Virgin Islands)(Financial Services)
New Canaan Road Holdings, Inc. (Delaware)(Financial Services)
Niagara Turbine Cogeneration Corporation (Delaware)(Financial Services)
Ormesageo IE Geothermal Corporation (Delaware)(Financial Services)
Perth Ltd. (U.S. Virgin Islands)(Financial Services)
Poso EOR Cogeneration Corporation (Delaware)(Financial Services)
Rocklin Biomass Power Corporation (Delaware)(Financial Services)
Stamford Holdings No. 2, Inc. (Delaware)(Financial Services)
Stillwater Geothermal Corporation (Delaware)(Financial Services)
Suffolk Leasing, Inc. (Delaware)(Financial Services)
Toquam Properties, Inc. (Delaware)(Financial Services)
Trona Cogeneration Corporation (Delaware)(Financial Services)
TTC Corporation (Delaware)(Financial Services)
UMB Properties, Inc. (Delaware)(Financial Services)
Westover Holdings, Inc. (Delaware)(Financial Services)
Whitewater Holdings, Inc. (Delaware)(Financial Services)
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                                                  EXHIBIT 21 -- CONTINUED

            SUBSIDIARIES OF THE REGISTRANT AS OF DECEMBER 31, 1997
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       Wilson Street Holdings, Inc. (Delaware)(Financial Services)
     Chrysler Commercial Leasing Corporation (Michigan)(Financial Services)
       Chrysler Cadre, Inc. (Delaware)(Financial Services)
       Chrysler Consortium Corporation (Delaware)(Financial Services)
     Chrysler Credit Canada Ltd. (Canada)(Financial Services)
       Chrysler Credit Holdings Ltd. (Ontario)(Financial Services)
       Chrysler Finance Limited (Ontario)(Financial Services)
       Chrysler Life Insurance Company of Canada (Canada)(Insurance)
     Chrysler Credit de Puerto Rico N.V. (Netherlands Antilles)
       (Financial Services)
     Chrysler Credit Realvest, Inc. (Delaware)(Financial Services)
     Chrysler Factoring, S.A. de C.V. (Mexico)(Financial Services)
     Chrysler Financial Bank B.V. (Amsterdam)(Financial Services)
       CF Holding G.m.b.H (Germany)(Holding Company)
         Chrysler Leasing Deutschland G.m.b.H (Germany)(Leasing)
     Chrysler Financial Financing Corporation (Delaware)(Financial
       Services)
     Chrysler Financial France S.A. (France)(Financial Services)
     Chrysler Financial Japan Limited (Japan)(Financial Services)
     Chrysler Financial Overseas Capital N.V. (Netherlands Antilles)
       (Financial Services)
     Chrysler Financial Receivables Corporation (Michigan)(Financial Services)
       Premier Receivables L.L.C. (98% owned by Chrysler Financial Receivables
         Corporation, 1% owned by Premier Auto Receivables Company, and 1% owned by
         Chrysler Auto Receivable Corporation)(Michigan)(Financial Services)
     Chrysler Finanziaria Italia S.p.A. (Italy)(Financial Services)
     Chrysler First Inc. (Pennsylvania)(Financial Services)
       AIA, Inc. of Pennsylvania (Pennsylvania)(Insurance)
       Chrysler First Acceptance Corporation (Delaware)(Financial Services)
       Chrysler First Business Credit Corporation (Delaware)(Financial
         Services)
       Chrysler First Commercial Corporation (Pennsylvania)(Financial
         Services)
       Chrysler First Consumer Discount Company (Pennsylvania)(Financial
         Services)
       Chrysler First Financial Services Corporation (Delaware)(Financial
         Services)
       Chrysler First Financial Services Corporation of America (Delaware)
         (Financial Services)
       Chrysler First Financial Services Corporation of Florida (Florida)
         (Financial Services)
         Chrysler First Mortgage Corporation of Florida (Florida)
           (Financial Services)
       Chrysler First Industrial Loan Company (Washington)
         (Financial Services)
     Chrysler Insurance Company (Michigan)(Insurance)
       Chrysler Life Insurance Company (Michigan)(Insurance)
       Pentastar Insurance Agency, Inc. (Michigan)(Insurance)
     Chrysler Leasing Corporation (Delaware)(Financial Services)
     Chrysler Macnally Corporation (Delaware)(Financial Services)
     Chrysler Meadowcroft Corporation (Delaware)(Financial Services)
       Chrysler Dunwoody, Inc. (Delaware)(Financial Services)
     Chrysler Meridian Corporation (Delaware)(Financial Services)
       Clinton Holding Corporation (Delaware)(Financial Services)
     Chrysler Realty Corporation (Delaware)(Real Estate Holding Company)
     Chrysler Servicios Corporativos, S.A. de C.V. (Mexico)
       (Employee Services Company)
     Chrysler Timberlake Corporation (Delaware)(Financial Services)
     EFH Leasing Corporation (Delaware)(Financial Services)
       1981 Helicopters, Ltd. (New York)(Financial Services)
         104462 Canada Ltd. (Canada)(Financial Services)
     Premier Auto Receivables Company (Delaware)(Financial Services)
     RAE Hotel Corporation (Delaware)(Financial Services)
     Redisco Canada Ltd. (Canada)(Financial Services)
     Sovereign Crest Properties, Inc. (Delaware)(Financial Services)
     U.S. Auto Receivables Company (Delaware)(Financial Services)

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                                                         EXHIBIT 21 -- CONTINUED

             SUBSIDIARIES OF THE REGISTRANT AS OF DECEMBER 31, 1997

UNCONSOLIDATED SUBSIDIARIES OWNED DIRECTLY OR INDIRECTLY BY CHRYSLER:
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   29 majority-owned retail sales outlets in the United States
   24 majority-owned retail sales outlets outside the United States
       (Canada - 13 majority-owned retail sales outlets)
       (Europe - 10 majority-owned retail sales outlets)
       (Mexico - 1 majority-owned retail sales outlet)